UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2011

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Accuray Incorporated (the “Company”) approved a series of forms, as described below, to be used to set forth the terms of grants of performance stock units, restricted stock units, and stock options to certain participants in the Company’s 2007 Incentive Award Plan, including the Company’s named executive officers.

Approval of Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement.

The Committee approved a Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement (the “PSU Agreement”) to be used to set forth the terms of grants of performance stock units to certain participants in the Company’s 2007 Incentive Award Plan, including the Company’s named executive officers.

Pursuant to the PSU Agreement, a participant will forfeit the award in the event that the participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting and/or in the event that the Company fails to meet the specified performance goals during the performance period.

Approval of Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement.

The Committee approved a Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the “RSU Agreement”) to be used to set forth the terms of grants of restricted stock units to certain participants in the Company’s 2007 Incentive Award Plan, including the Company’s named executive officers.

Pursuant to the RSU Agreement, a participant will forfeit the unvested portion of the award in the event that the participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting in full.

Approval of Form of Stock Option Grant Notice and Stock Option Agreement.

The Committee approved a Form of Stock Option Grant Notice and Stock Option Agreement to be used to set forth the terms of grants of stock options to certain participants in the Company’s 2007 Incentive Award Plan, including the Company’s named executive officers.

Pursuant to the Stock Option Agreement, a participant will forfeit the unvested portion of the award in the event that participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting in full.

The descriptions set forth in this Current Report on Form 8-K are summaries and are therefore qualified in their entirety by the complete text of the PSU Agreement, RSU Agreement, and Stock Option Agreement, attached hereto as Exhibits 99.1, 99.2, and 99.3,  respectively and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on November 18, 2011.  At the meeting:

1)              Stockholders elected Louis J. Lavigne, Jr., Dennis Winger and Jack Goldstein, Ph.D. to serve as Class II directors of the Company until its 2014 Annual Meeting of Stockholders;

2)              Stockholders approved the performance measures available under the Accuray Incorporated 2007 Incentive Award Plan;

3)              Stockholders approved the compensation of the Company’s named executive officers on an advisory basis;

4)              Stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers; and

5)              Stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)              Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Louis J. Lavigne, Jr.	32,311,386	12,427,590	34,451	18,928,712
Dennis Winger	31,001,836	13,734,392	37,199	18,928,712
Jack Goldstein, Ph.D.	32,387,009	12,351,975	34,443	18,928,712

2)              Performance measures available under the Accuray Incorporated 2007 Incentive Award Plan

For	Against	Abstain	Broker Non-Vote
29,540,845	15,161,205	71,377	18,928,712

3)              Advisory vote on the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Vote
37,038,834	7,626,341	108,252	18,928,712

4)              Advisory vote on how frequently to conduct advisory votes on compensation of the company’s named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
41,044,661	137,718	3,481,025	110,023	18,928,712

The Compensation Committee and the full Board of Directors have considered the outcome of this vote and determined to implement an annual advisory vote on the compensation of the Company’s named executive officers.

5)              Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
62,979,987	630,999	91,153	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement
99.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
99.3	Form of Stock Option Grant Notice and Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 23, 2011	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement
99.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
99.3	Form of Stock Option Grant Notice and Stock Option Agreement